Exhibit 99.1

Harvard Bioscience Announces Fourth Quarter 2021 Financial Results

•	Revenue up 7% year-over-year as sales momentum continues, despite global supply chain headwinds

•	Gross margin improves to 59% in Q4 driven by strengthening product mix, improved operating leverage

HOLLISTON, Mass., March 8, 2022 (GLOBE NEWSWIRE) -- Harvard Bioscience, Inc. (Nasdaq: HBIO) (the “Company”) today announced financial results for the period ended December 31, 2021.

Jim Green, Chairman and CEO said, “The positive trends we reported through the first three quarters of 2021 have carried through with our strong top line performance in Q4. Demand for our pre-clinical products continued to very strong, with revenue up 6% over prior year quarter, and 18% for the full year. Our CMT products also experienced meaningful growth, up 9% over prior year quarter as academic lab sales continue to recover. Operating income for Q4 was modestly lower than last year due primarily to higher material, freight and labor costs associated with ongoing global supply disruptions as well as higher variable compensation given strong performance versus our goals in 2021. Gross margin increased to 59% in Q4 on improved product mix.”

Mr. Green concluded, “With our sales momentum and a solid backlog, we expect reported revenue growth of 10-to-13% compared to 2021. This growth is net of trimming of lower value-add products. Our pre-clinical and CMT product families are both expected to deliver double digit growth in 2022. With sales efforts focused on higher value products and channels, new products launched in 2021 and improvements in internal operations, we expect to improve gross margin by over a percentage point and to deliver adjusted operating margins in the range of 15-to-16%. These anticipated profit improvements include incremental investments in sales coverage expansion and higher R&D in 2022 to underpin sustained double-digit growth over the long run.”

Quarterly Financial Results Summary	Q4'21		Q4'20

Revenues	$33.1	million	$31.0	million

Operating Income (GAAP)	$1.7	million	$2.8	million
Adjusted Operating Income	$5.3	million	$5.8	million
Operating Margin (GAAP)	5.1%		8.9%
Adjusted Operating Margin	16.0%		18.7%

Diluted Income (Loss) Per Share (GAAP)	$0.02		$(0.02)
Diluted Adjusted Earnings Per Share	$0.08		$0.08

Net Debt*	$41.6	million	$41.1	million

* Debt outstanding less cash and cash equivalents

For more details on Q4 performance, a slide presentation that will be referenced during the webcast will be posted to our Investor Relations website shortly before the webcast begins.

Please refer to the exhibits below for a reconciliation of certain non-GAAP to GAAP financial measures, including operating income, net income and loss, diluted earnings per share and adjusted EBITDA. Please see “Use of Non-GAAP Financial Information” for additional information regarding our use of such adjusted financial information.

Webcast and Conference Call Details

Harvard Bioscience will be hosting a conference call and webcast today at 8:00 a.m. Eastern Time. You can access the live conference call by dialing the following phone numbers: toll-free 1 (877) 303-7611 or international 1 (970) 315-0445 and referencing the conference ID# 1749525.

The conference call will be simultaneously webcast and can be accessed through the Harvard Bioscience website. To listen to the webcast, log on to the webcast at: http://investor.harvardbioscience.com/ and click on the Earnings Call icon.

Use of Non-GAAP Financial Information

In this press release, we have included non-GAAP financial information including adjusted operating income, adjusted net income, adjusted diluted earnings per share, and adjusted EBITDA. We believe that this non-GAAP financial information provides investors with an enhanced understanding of the underlying operations of the business. For the periods presented, these non-GAAP financial measures have excluded certain expenses and income primarily resulting from purchase accounting or events that we do not believe are related to the underlying operations of the business such as amortization of intangibles related to acquisitions, costs related to acquisition, disposition and integration initiatives, impairment charges, severance, restructuring and other business transformation expenses, and stock-based compensation expense. They also exclude the tax impact of the reconciling items. This non-GAAP financial information approximates information used by our management to internally evaluate the operating results of the Company. Any non-GAAP financial statement information included herein are accompanied by a reconciliation to the nearest corresponding GAAP measure which are included as exhibits below in this press release.

The non-GAAP financial information provided in this press release should be considered in addition to, not as a substitute for, the financial information provided and presented in accordance with GAAP and may be different than other companies’ non-GAAP financial information.

About Harvard Bioscience

Harvard Bioscience is a leading developer, manufacturer and seller of technologies, products and services that enable fundamental research, discovery, and pre-clinical testing for drug development. Our customers range from renowned academic institutions and government laboratories, to the world’s leading pharmaceutical, biotechnology and contract research organizations. With operations in North America, Europe, and China, we sell through a combination of direct and distribution channels to customers around the world.

For more information, please visit our website at www.harvardbioscience.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of such words as "will," "guidance," "objectives," "optimistic," "potential," "future," "expects," "plans," "estimates," "continue," "drive," "strategy," "potential," "potentially," "growth," "long-term," "projects," "projected," "intends," "believes," "goals," "sees," "seek," "develop" "possible" "new," "emerging," "opportunity," "pursue" and similar expressions that do not relate to historical matters. Forward-looking statements in this press release or that may be made during our conference call may include, but are not limited to, statements or inferences about the Company's or management's beliefs or expectations, the Company's anticipated future revenues and earnings, the strength of the Company's market position and business model, industry outlook, the impact of the COVID-19 pandemic and related supply chain disruptions on the Company’s business, the Company's business strategy, the positioning of the Company for growth, the market demand and opportunity for the Company's current products, or products it is developing or intends to develop, and the Company's plans, objectives and intentions that are not historical facts. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Investors should note that many factors, as more fully described under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and in our other filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein may cause the Company's actual results to differ materially from those in the forward-looking statements. The forward-looking statements in this press release are qualified by these risk factors. The Company's results may also be affected by factors of which the Company is not currently aware. The Company may not update these forward-looking statements, even though its situation may change in the future, unless it has obligations under the federal securities laws to update and disclose material developments related to previously disclosed information.

For investor inquiries, please contact Michael A. Rossi, Chief Financial Officer at (508) 893-8999.

Exhibit 1

HARVARD BIOSCIENCE, INC.

Consolidated Statements of Operations

(unaudited, in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

Revenues	$33,055	$30,984	$118,904	$102,100
Cost of revenues	13,495	13,276	51,252	44,059
Gross profit	19,560	17,708	67,652	58,041

Operating expenses:
Sales and marketing expenses	7,343	5,470	24,642	19,916
General and administrative expenses	6,115	5,681	24,305	23,509
Research and development expenses	2,951	2,349	10,799	8,685
Amortization of intangible assets	1,452	1,452	5,840	5,710
Total operating expenses	17,861	14,952	65,586	57,820

Operating income	1,699	2,756	2,066	221

Other (expense) income:
Interest expense	(379)	(1,094)	(1,540)	(4,831)
Debt extinguishment and related costs	-	(1,876)	-	(1,876)
Other expense, net	(189)	(334)	(666)	(806)
Total other expense	(568)	(3,304)	(2,206)	(7,513)

Income (loss) before income taxes	1,131	(548)	(140)	(7,292)
Income tax expense	170	67	148	518
Net income (loss)	$961	$(615)	$(288)	$(7,810)

Earnings (Loss) per common share:
Basic earnings (loss) per common share	$0.02	$(0.02)	$(0.01)	$(0.20)
Diluted earnings (loss) per common share	$0.02	$(0.02)	$(0.01)	$(0.20)

Weighted-average common shares:
Basic	40,840	39,021	40,343	38,640
Diluted	43,372	39,021	40,343	38,640

Exhibit 2

HARVARD BIOSCIENCE, INC.

Condensed Consolidated Balance Sheets

(unaudited, in thousands)

	December 31, 2021	December 31, 2020
Assets
Cash and cash equivalents	$7,821	$8,317
Accounts receivables	21,834	17,766
Inventories	27,587	22,262
Other current assets	4,341	3,355
Total current assets	61,583	51,700
Property, plant and equipment	3,415	3,960
Goodwill and other intangibles	85,074	91,741
Other long-term assets	12,272	8,853
Total assets	$162,344	$156,254

Liabilities and Stockholders' Equity
Current portion, long-term debt	$3,235	$1,721
Other current liabilities	22,081	19,332
Total current liabilities	25,316	21,053
Long-term debt	45,095	46,286
Other long-term liabilities	8,532	12,234
Stockholders’ equity	83,401	76,681
Total liabilities and stockholders’ equity	$162,344	$156,254

Exhibit 3

HARVARD BIOSCIENCE, INC.

Condensed Consolidated Statements of Cash Flows

(unaudited, in thousands)

	Year Ended
	December 31, 2021	December 31, 2020
Cash flows from operating activities:
Net loss	$(288)	$(7,810)
Adjustments to operating cash flows	11,740	13,035
Changes in operating assets and liabilities	(10,190)	4,106
Net cash provided by operating activities	1,262	9,331

Cash flows from investing activities:
Additions to property, plant and equipment	(1,195)	(1,152)
Additions to intangible assets	(150)	(250)
Net cash used in investing activities	(1,345)	(1,402)

Cash flows from financing activities:
Proceeds from borrowings	4,250	61,315
Repayments of debt	(4,200)	(66,912)
Payments of debt issuance costs	(102)	(1,298)
Debt extinguishment cost	-	(599)
Proceeds from exercise of stock options	3,314	669
Taxes related to net share settlemenrt of equity awards	(3,514)	(1,142)
Net cash used in financing activities	(252)	(7,967)

Effect of exchange rate changes on cash	(161)	20
Decrease in cash and cash equivalents	(496)	(18)
Cash and cash equivalents at the beginning of period	8,317	8,335
Cash and cash equivalents at the end of period	$7,821	$8,317

Exhibit 4

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Three Months Ended December 31, 2021

(in thousands, except per share data)

		Stock-Based	Acquired Assets	Restructuring,	Income
Statement of Operations	GAAP	Compensation	Amortization	Transformation	Taxes	ADJUSTED

Revenues	$33,055	-	-	-	-	$33,055
Cost of revenues	13,495	(35)	(12)	(80)	-	13,368
Gross profit	19,560	35	12	80	-	19,687

Gross Margin	59.2%					59.6%

Operating expenses:
Sales and marketing expenses	7,343	(134)	(2)	(277)	-	6,930
General and administrative expenses	6,115	(823)	(16)	(648)	-	4,628
Research and development expenses	2,951	(41)	(10)	(49)	-	2,851
Amortization of intangible assets	1,452	-	(1,452)	-	-	-
Total operating expenses	17,861	(998)	(1,480)	(974)	-	14,409

Operating Expenses - % of Revenues	54.0%					43.6%

Operating income	1,699	1,033	1,492	1,054	-	5,278

Operating Margin	5.1%					16.0%

Other (expense) income:
Interest expense	(379)	-	-	-	-	(379)
Other expense, net	(189)	-	-	-	-	(189)
Total other expense	(568)	-	-	-	-	(568)

Income before income taxes	1,131	1,033	1,492	1,054	-	4,710
Income tax expense	170	-	-	-	1,022	1,192
Net income	$961	$1,033	$1,492	$1,054	$(1,022)	$3,518

Earnings per common share:
Basic earnings per common share	$0.02					$0.09
Diluted earnings per common share	$0.02					$0.08

Weighted-average common shares:
Basic	40,840					40,840
Diluted	43,372					43,372

Exhibit 4.1

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Three Months Ended December 31, 2020

(in thousands, except per share data)

		Stock-Based	Acquired Assets	Restructuring,	Income
Statement of Operations	GAAP	Compensation	Amortization	Transformation	Taxes	ADJUSTED

Revenues	$30,984	-	-	-	-	$30,984
Cost of revenues	13,276	(22)	(19)	(59)	-	13,176
Gross profit	17,708	22	19	59	-	17,808

Gross Margin	57.2%					57.5%

Operating expenses:
Sales and marketing expenses	5,470	(57)	(2)	(15)	-	5,396
General and administrative expenses	5,681	(873)	(18)	(478)	-	4,312
Research and development expenses	2,349	(54)	(12)	20	-	2,303
Amortization of intangible assets	1,452	-	(1,452)	-	-	-
Total operating expenses	14,952	(984)	(1,484)	(473)	-	12,011

Operating Expenses - % of Revenues	48.3%					38.8%

Operating income	2,756	1,006	1,503	532	-	5,797

Operating Margin	8.9%					18.7%

Other (expense) income:
Interest expense	(1,094)	-	-	-	-	(1,094)
Debt extinguishment and related costs	(1,876)	-	-	1,876	-	-
Other expense, net	(334)	-	-	-	-	(334)
Total other expense	(3,304)	-	-	1,876	-	(1,428)

(Loss) income before income taxes	(548)	1,006	1,503	2,408	-	4,369
Income tax (benefit) expense	67	-	-	-	1,034	1,101
Net (loss) income	$(615)	$1,006	$1,503	$2,408	$(1,034)	$3,268

(Loss) Earnings per common share:
Basic (loss) earnings per common share	$(0.02)					$0.08
Diluted (loss) earnings per common share	$(0.02)					$0.08

Weighted-average common shares:
Basic	39,021					39,021
Diluted	39,021					40,810

Exhibit 4.2

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Year Ended December 31, 2021

(in thousands, except per share data)

		Stock-Based	Acquired Assets	Restructuring,	Income
Statement of Operations	GAAP	Compensation	Amortization	Transformation	Taxes	ADJUSTED

Revenues	$118,904	-	-	-	-	$118,904
Cost of revenues	51,252	(118)	(63)	(327)	-	50,744
Gross profit	67,652	118	63	327	-	68,160

Gross Margin	56.9%					57.3%

Operating expenses:
Sales and marketing expenses	24,642	(507)	(8)	(652)	-	23,475
General and administrative expenses	24,305	(3,416)	(65)	(3,028)	-	17,796
Research and development expenses	10,799	(128)	(42)	(455)	-	10,174
Amortization of intangible assets	5,840	-	(5,840)	-	-	-
Total operating expenses	65,586	(4,051)	(5,955)	(4,135)	-	51,445

Operating Expenses - % of Revenues	55.2%					43.3%

Operating income	2,066	4,169	6,018	4,462	-	16,715

Operating Margin	1.7%					14.1%

Other (expense) income:
Interest expense	(1,540)	-	-	-	-	(1,540)
Other expense, net	(666)	-	-	-	-	(666)
Total other expense	(2,206)	-	-	-	-	(2,206)

(Loss) income before income taxes	(140)	4,169	6,018	4,462	-	14,509
Income tax (benefit) expense	148	-	-	-	3,387	3,535
Net (loss) income	$(288)	$4,169	$6,018	$4,462	$(3,387)	$10,974

Earnings (Loss) per common share:
Basic earnings (loss) per common share	$(0.01)					$0.27
Diluted earnings (loss) per common share	$(0.01)					$0.25

Weighted-average common shares:
Basic	40,343					40,343
Diluted	40,343					43,153

Exhibit 4.3

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Year Ended December 31, 2020

(in thousands, except per share data)

		Stock-Based	Acquired Assets	Restructuring,	Income
Statement of Operations	GAAP	Compensation	Amortization	Transformation	Taxes	ADJUSTED

Revenues	$102,100	-	-	-	-	$102,100
Cost of revenues	44,059	(65)	(78)	(80)	-	43,836
Gross profit	58,041	65	78	80	-	58,264

Gross Margin	56.8%					57.1%

Operating expenses:
Sales and marketing expenses	19,916	(263)	(8)	(140)	-	19,505
General and administrative expenses	23,509	(3,121)	(68)	(3,957)	-	16,363
Research and development expenses	8,685	(198)	(56)	11	-	8,442
Amortization of intangible assets	5,710	-	(5,710)	-	-	-
Total operating expenses	57,820	(3,582)	(5,842)	(4,086)	-	44,310

Operating Expenses - % of Revenues	56.6%					43.4%

Operating income	221	3,647	5,920	4,166	-	13,954

Operating Margin	0.2%					13.7%

Other (expense) income:
Interest expense	(4,831)	-	-	-	-	(4,831)
Debt extinguishment and related costs	(1,876)	-	-	1,876	-	-
Other expense, net	(806)	-	-	-	-	(806)
Total other expense	(7,513)	-	-	1,876	-	(5,637)

(Loss) income before income taxes	(7,292)	3,647	5,920	6,042	-	8,317
Income tax expense	518	-	-	-	1,469	1,987
Net (loss) income	$(7,810)	$3,647	$5,920	$6,042	$(1,469)	$6,330

Earnings (Loss) per common share:
Basic earnings (loss) per common share	$(0.20)					$0.16
Diluted earnings (loss) per common share	$(0.20)					$0.16

Weighted-average common shares:
Basic	38,640					38,640
Diluted	38,640					39,985

Exhibit 5

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

(in thousands)

	Three Months Ended		Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operating income	$1,699	$2,756	$2,066	$221
Stock-based compensation expense	1,033	1,006	4,169	3,647
Acquired asset amortization	1,492	1,503	6,018	5,920
Restructuring and transformation costs	1,054	532	4,462	4,166
Adjusted operating income	5,278	5,797	16,715	13,954
Depreciation expense	470	469	1,781	1,922
Adjusted EBITDA	$5,748	$6,266	$18,496	$15,876